                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X] Preliminary Proxy Statement

[_] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            SYNBIOTICS CORPORATION
               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


   (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  (1)  Title of each class of securities to which transaction applies:

  (2)  Aggregate number of securities to which transaction applies:

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

  (4)  Proposed maximum aggregate value of transaction:

  (5)  Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1)  Amount Previously Paid:

  (2)  Form, Schedule or Registration Statement No.:

  (3)  Filing Party:

  (4)  Date Filed:

                            SYNBIOTICS CORPORATION

                               ----------------

                                PROXY STATEMENT
                 WRITTEN CONSENT SOLICITATION OF SHAREHOLDERS
                                MARCH 10, 2000

                               ----------------

  These proxy statement materials and the enclosed Consent are being mailed in connection with the solicitation of written consents by the Board of Directors of Synbiotics Corporation, a California corporation (the "Company"). These materials will be first mailed to shareholders of record beginning on approximately March 13, 2000.

  The mailing address of the principal executive office of the Company is 11011 Via Frontera, San Diego, California 92121.

  Consents are to be submitted by no later than April 30, 2000 to the Company at such address.

                        VOTING RIGHTS AND SOLICITATION

  Any shareholder executing a Consent has the power to revoke it at any time before April 30, 2000 (or, if earlier, the date on which at least the minimum number of shares have consented in order to approve each item) by delivering written notice of such revocation to the Secretary of Synbiotics.

  The cost of soliciting Consents will be paid by the Company and may include reimbursement paid to brokerage firms and others for their expense in forwarding solicitation material. Solicitation will be made primarily through the use of the mail but regular employees of the Company may, without additional remuneration, solicit Consents personally by telephone.

  The record date for determining those shareholders who are entitled to give Consents has been fixed as March 6, 2000. At the close of business on the record date, the Company had 9,335,667 issued and outstanding shares of Common Stock (the "Common Stock"). Each share of Common Stock is entitled to one vote on the proposed matter.

  On the proposed matter, which requires the affirmative vote of a majority of the outstanding shares, abstentions (including failures to return Consents) and broker nonvotes have the same effect as a negative vote.

                                  PROPOSAL 1

                  AMENDMENT OF THE ARTICLES OF INCORPORATION
                       TO CHANGE THE NAME OF THE COMPANY

  The Company proposes to amend the Company's articles of incorporation so that ARTICLE ONE reads, in its entirety:

  ARTICLE ONE: THE NAME OF THE CORPORATION IS "W3 INC."

    THE PROPOSED AMENDMENT WILL NOT ALTER OR MODIFY THE RIGHTS, PRIVILEGES OR RESTRICTIONS OF THE COMPANY'S COMMON STOCK.

    APPROVAL OF THE AMENDMENT WILL REQUIRE THE AFFIRMATIVE WRITTEN CONSENT OF THE HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES OF THE COMPANY'S COMMON STOCK.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS SIGN AND RETURN CONSENTS FOR THE PROPOSED AMENDMENT TO THE ARTICLES OF INCORPORATION.

                             SECURITY OWNERSHIP OF
                   CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  The following table sets forth the beneficial ownership of the Company's common stock as of January 31, 2000, of each of the Company's directors, 5% shareholders and the five most highly compensated executive officers, and of the directors and executive officers of the Company as a group. Except as noted, each person has sole investment and voting power over the shares shown. Percentages are calculated in accordance with the method set forth in the Securities and Exchange Commission's rules.

                                                          AMOUNT AND
                                                          NATURE OF     PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER                   BENEFICIAL OWNER OF CLASS
------------------------------------                   ---------------- --------
Patrick Owen Burns(1).................................      40,250           *
 22 Sidney Place
 Brooklyn, NY 11201
Kenneth M. Cohen(1)...................................     278,204         2.9%
 c/o Synbiotics Corporation
 11011 Via Frontera
 San Diego, CA 92127
Rigdon Currie.........................................         --            *
 PO Box 1120
 Point Reyes Station, CA 94956
James C. DeCesare(1)..................................      43,000           *
 5260 S. Landings Drive, #200
 Ft. Myers, FL 33919
Brenda D. Gavin, DVM(4)...............................     981,902        10.5%
 c/o S. R. One, Limited
 Bay Colony Executive Park
 565 Swedesford Road
 Suite 315
 Wayne, PA 19087
Michael K. Green(1)...................................     116,031         1.2%
 c/o Synbiotics Corporation
 11011 Via Frontera
 San Diego, CA 92127

                                                        AMOUNT AND
                                                        NATURE OF     PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER                 BENEFICIAL OWNER OF CLASS
------------------------------------                 ---------------- --------
Francois Guillemin(1)...............................       68,924          *
 c/o Synbiotics Europe, SAS
 2 rue Alexander Fleming
 69367 Lyons, Cedex 07, France
Joseph Klein III(1).................................       47,150          *
 1724 Hillside Road
 Stevenson, MD 21153
Serge Leterme, Ph.D.(1).............................       36,187          *
 c/o Synbiotics Corporation
 11011 Via Frontera
 San Diego, CA 92127
Colin Lucas-Mudd....................................          --           *
 c/o W3Commerce LLC
 125 S Tremont Street
 Suite C
 Oceanside, CA 92054
Donald E. Phillips(1)...............................       76,750          *
 372 Fannin Landing Circle
 Brandon, MS 39042
Paul A. Rosinack(1).................................       99,491        1.1%
 c/o Synbiotics Corporation
 11011 Via Frontera
 San Diego, CA 92127
Dimensional Fund Advisors Inc.(2)...................      503,300        5.4%
 1299 Ocean Avenue
 11th Floor
 Santa Monica, CA 90401
Gruber & McBaine Capital Management(3)..............    1,100,100       11.8%
 c/o John P. Broadhurst, Esq.
 Shartsis, Friese & Ginsburg
 One Maritime Plaza
 18th Floor
 San Francisco, CA 94111
Edward T. Maggio, Ph.D(5)...........................      461,999        5.0%
 c/o Structural Bioinformatics, Inc.
 10959 Technology Place
 San Diego, CA 92127
Merial SAS..........................................      621,378        6.7%
 29 Avenue Tony Garnier
 69007 Lyons
 France
S. R. One, Limited(4)...............................      962,652       10.3%
 Bay Colony Executive Park
 565 Swedesford Road
 Suite 315
 Wayne, PA 19087
All executive officers and directors as a
 group(1)(3) (11 persons)...........................    1,789,489       18.0%

--------
 *   Less than one percent.
(1) Includes options to purchase shares of common stock, which are exercisable on or before March 31, 2000, as follows: Mr. Burns--40,250 shares; Mr. Cohen 178,125 shares; Mr. DeCesare--34,125 shares;

   Dr. Gavin--19,250 shares; Mr. Green--107,500 shares; Mr. Guillemin--45,312; Mr. Klein--12,250; Dr. Leterme--32,812; Mr. Phillips--61,750 shares; Mr. Rosinack--87,357 shares.

(2) Dimensional Fund Advisors Inc. ("Dimensional"), an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts. These investment companies, trusts and accounts are the "Funds". All of the shares are owned by the Funds. In its role as investment adviser or manager, Dimensional possesses voting and/or investment power over the shares that are owned by the Funds. Dimensional disclaims beneficial ownership of the shares owned by the Funds.

(3) 485,400 shares are owned by a group of managed investment accounts who have granted their respective powers of attorney to Gruber & McBaine Capital Management LLC ("GMCM") to handle any and all necessary filings with respect to voting and dispositive power of these securities. The remaining 614,700 shares are owned by a group of four persons who granted their respective powers of attorney to GMCM to handle any and all necessary filings with respect to voting and dispositive power of these securities. The direct ownership of these 614,700 shares is as follows:
     Jon D. Gruber ("Gruber")--91,900 shares; J. Patterson McBaine ("McBaine")--99,200 shares; Lagunitas Partners, a California Limited Partnership ("Lagunitas")--232,500 shares; Proactive Partners, a California Limited Partnership ("Proactive")--191,100 shares. Gruber and McBaine are the member managers of GMCM. GMCM is the general partner of Lagunitas. Gruber and McBaine are general partners in the entity which is the general partner of Proactive. Gruber and McBaine disclaim beneficial ownership of the shares held by Lagunitas and Proactive except to the extent of their respective pecuniary interests. GMCM disclaims beneficial ownership of the shares held by Gruber, McBaine, Lagunitas and the group of managed investment accounts.

(4) Includes 962,652 shares owned by S. R. One, Limited, of which Dr. Gavin is a Vice President. Dr. Gavin disclaims any beneficial ownership of these shares.

(5) Includes options to purchase 6,999 shares of common stock, which are exercisable on or before March 31, 2000, held by Dr. Maggio.

                              DISSENTERS' RIGHTS

  California law does not provide for dissenters' rights with respect to the proposal being acted upon.

                SHAREHOLDER PROPOSALS FOR 2000 PROXY STATEMENT

  Under the present rules of the Securities and Exchange Commission, the deadline for shareholders to submit proposals to be considered for inclusion in the Company's Proxy Statement for the 2000 Annual Meeting of Shareholders was January 7, 2000. Such proposals may be included in the 2000 Proxy Statement if they comply with certain rules and regulations promulgated by the Securities and Exchange Commission. The 2000 Proxy Statement will disclose the deadline for shareholders to submit proposals to be considered for inclusion in the Company's Proxy Statement for the 2001 Annual Meeting of Shareholders.

                                          By Order of the Board of Directors

Dated: March 10, 2000
                                          Michael K. Green
                                          Secretary

--------------------------------------------------------------------------------

                            SYNBIOTICS CORPORATION

                      WRITTEN CONSENT SOLICITED ON BEHALF
                           OF THE BOARD OF DIRECTORS

  Please return the consent promptly to the Company at 11011 Via Frontera, San Diego, California 92127. This consent form must be received by Synbiotics Corporation by no later than the deadline stated in the Proxy Statement in order for your vote to count.


            PLEASE DATE, SIGN AND RETURN THIS CONSENT CARD PROMPTLY
                           IN THE ENCLOSED ENVELOPE

                              (See reverse side)


--------------------------------------------------------------------------------
                           FOLD AND DETACH HERE

                                                            Please mark
                                                             your votes
                                                            as indicated   [X]
                                                              in this
                                                              example



The Board of Directors recommends a vote FOR proposal 1.

1. APPROVAL OF THE AMENDMENT OF THE                            FOR            AGAINST         ABSTAIN
   ARTICLES OF INCORPORATION TO CHANGE                       [     ]          [     ]         [     ]
   THE NAME OF THE COMPANY TO "W3 INC."


Shareholder's Signature ___________________________  Dated_______________, 2000

Shareholder's Signature ___________________________  Dated_______________, 2000

Please sign exactly as your name appears on this Consent. If signing for trusts, estates, partnerships, or corporations, title or capacity should be stated. If shares are held jointly, each holder should sign.

--------------------------------------------------------------------------------
                            FOLD AND DETACH HERE